UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CLEAN ENERGY FUELS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLEAN ENERGY FUELS CORP.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

North America’s leader in clean transportation

CLEAN ENERGY FUELS CORP.

3020 OLD RANCH PARKWAY

SUITE 400

SEAL BEACH, CA 90740

Shareholder Meeting to be held on 5/26/10

Proxy Materials Available

•                  Notice and Proxy Statement

•                  Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 5/11/10.

HOW TO VIEW MATERIALS VIA THE INTERNET

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HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET	- www.proxyvote.com
2) BY TELEPHONE	- 1-800-579-1639
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	5/26/10
Meeting Time:	9:00 a.m., PDT
For holders as of:	3/29/10

Meeting Location:

The Island Hotel

690 Newport Center Drive

Newport Beach, CA 92660

Meeting Directions:

For Meeting Directions, Please Call:

866-545-0751

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the website and follow the instructions.

Voting items

A                    Proposals—The Board of Directors recommends you vote FOR all nominees for director listed in Proposal 1, a vote FOR Proposal 2, and a vote FOR Proposal 3.

1.                    Election of Directors

Nominees:

01—Andrew J. Littlefair

02—Warren I. Mitchell

03—John S. Herrington

04—James C. Miller III

05—Boone Pickens

06—Kenneth M. Socha

07—Vincent C. Taormina

2.                    Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.                    Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of shares that the Company is authorized to issue from 100,000,000 total authorized shares to 150,000,000 total authorized shares, of which 149,000,000 shares shall be authorized for issuance as common stock and 1,000,000 shares shall be authorized for issuance as preferred stock.